UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 20, 2005
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                         Money Centers of America, Inc.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                           000-49723             23-2929364
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(State or Other Jurisdiction          (Commission           (IRS Employer
    of Incorporation)                  File Number)      Identification No.)

700 South Henderson Road, Suite 325  King of Prussia, Pennsylvania       19406
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                 (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code  (610) 354-8888
                                                  ----------------

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          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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      Item 5.02. Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

         On January 20, 2005, our Board of Directors elected Jonathan P. Robinson to our Board of Directors and appointed him as Chairman of our audit committee. There are no family relationships among directors, executive officers, or persons nominated or appointed by us to be directors or executive officers.

         Mr. Robinson currently serves as Chief Financial Officer of O'Neill Properties Group. Mr. Robinson has a distinguished 18-year career as a senior financial executive at a number of high-profile public and private companies, as well as public accounting experience. At O'Neill Properties, he is responsible for the overall financial plans, policies and integrity of the company's financial results and operations in addition to all external financing activities, which include raising over $500 million of financing for its real estate development activities in the last two years.

         Prior to joining O'Neill Properties, Mr. Robinson was Chief Financial Officer of Safeguard International, a $300 million international private equity fund focused on later-stage leveraged buyouts and private equity investments. During his tenure at Safeguard, he was responsible for structuring the fund's acquisitions and overseeing all financial operations of the fund, as well as the firm's investment portfolio.

         Prior to serving at Safeguard, Mr. Robinson was Chief Financial Officer of CRW Financial, Inc. where, in addition to the acquisition and divestiture of Central Credit, Inc. and Casino Money Centers, Inc., the management team executed an industry roll-up strategy in the outsourced customer service industry, overseeing six acquisitions and the $400 million initial public offering of its subsidiary, Telespectrum Worldwide, Inc. He has also served as Chief Financial Officer of Airclic, Inc., a venture-backed technology start-up that raised $100 million of equity funding under his leadership. Mr. Robinson began his career at the accounting firm Arthur Andersen & Co. in 1986, where he became a Certified Public Accountant.

         On January 20, 2005, we issued a press release announcing Mr. Robinson's election and describing his business experience for the last five years, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

          Item 9.01.  Financial Statements and Exhibits.

                  (c)  Exhibits.

          The following exhibit is filed herewith:

         99.1     Press release dated January 20, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       MONEY CENTERS OF AMERICA, INC.


Date:  January 21, 2005            By: /s/ Christopher M. Wolfington
                                           -------------------------------------
                                           Christopher M. Wolfington
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

99.1     Press release dated January 20, 2005.